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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

                                 MARCH 23, 2005
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                Date of Report (Date of earliest event reported)

                            PFGI CAPITAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            MARYLAND                  1-8019-01                 04-3659419
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        of Incorporation)                                  Identification No. )


ONE EAST FOURTH STREET, CINCINNATI, OHIO                           45202
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(Address of Principal Executive Offices)                        (Zip Code)

                        1-800-622-4204 OR 1-216-222-9849
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

PFGI Capital Corporation announced that the Board of Directors has authorized the repurchase of three million shares of its outstanding Series A preferred stock. The shares will be acquired in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission. Reference is made to the news release filed as Exhibit 99 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits:     99 - News Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PFGI Capital Corporation
                                           ------------------------
                                                (Registrant)


Dated: March 25, 2005                      By /s/ David J. Lucido
                                           ------------------------
                                           David J. Lucido, Chief Financial
                                           Officer and Treasurer